UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 6, 2005

UNION TANK CAR COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-5666	36-3104688
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 W. Washington Street Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)

(312) 372-9500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On June 6, 2005, Union Tank Car Company (the “Company”) dismissed Ernst & Young LLP (“Ernst & Young”) as the independent registered public accounting firm for the Company. The Company’s full Board of Directors, also functioning as the Company’s Audit Committee, approved the dismissal of Ernst & Young.

Ernst & Young’s reports on the financial statements of the Company for the two most recent fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the Company’s two most recent fiscal years ended December 31, 2004 and 2003 and through the date of this Current Report on Form 8-K, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the subject matter of the disagreement(s) in Ernst & Young’s reports.

During the Company’s two most recent fiscal years ended December 31, 2004 and 2003 and through the date of this Current Report on Form 8-K, there have been no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of this Current Report on Form 8-K to Ernst & Young and requested a letter from Ernst & Young stating whether or not Ernst & Young agrees with the above disclosure made in this paragraph 4.01(a). A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(b) Engagement of New Independent Registered Public Accounting Firm.

Effective June 6, 2005, the Company’s Board of Directors, also functioning as the Company’s Audit Committee, appointed Deloitte & Touche LLP (“Deloitte & Touche”) as the Company’s independent registered public accounting firm. Deloitte & Touche was not consulted by the Company on any matter described in Item 304(a)(2) of Regulation S-K during the years ended December 31, 2004 and 2003, or through June 6, 2005 (the date Deloitte & Touche was engaged).

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired – Not Applicable

(b)	Pro Forma Financial Information – Not Applicable

(c)	Exhibits

Exhibit No.	Exhibit
16.1	Letter from Ernst & Young LLP dated June 10, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 10, 2005

UNION TANK CAR COMPANY
(Registrant)

By:	/s/ Mark J. Garrette
Name:	Mark J. Garrette
Title:	Vice President
(principal financial officer
and principal accounting officer)

INDEX OF EXHIBITS

Exhibit No.	Exhibit
16.1	Letter from Ernst & Young LLP dated June 10, 2005